UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K
_____________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2014

_____________________________________

CHARTER FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

_____________________________________

Maryland	001-35870	90-0947148
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1233 O. G. Skinner Drive, West Point, Georgia 31833
(Address of principal executive offices) (Zip Code)

(706) 645-1391
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

On June 19, 2014, the Board of Directors of Charter Financial Corporation (the “Company”) adopted a new stock repurchase program. Under the repurchase program, the Company may purchase up to 2,030,000 shares of its common stock, or approximately 10% of the current outstanding shares. The Company also announced that it completed its previous stock repurchase program. A copy of the press release announcing the new stock repurchase program and the completion of the previous stock repurchase program is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(a) No financial statements of businesses acquired are required.
(b) No pro forma financial information is required.
(c) Not applicable.
(d) Exhibits.

Exhibit No.    Description

99.1         Stock repurchase press release dated June 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION
(Registrant)

Date:	June 19, 2014	By:	/s/ Curtis R. Kollar
Curtis R. Kollar
Senior Vice President and Chief Financial Officer